Fees Summary	Sep. 10, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 443,368,000
Previously Paid Amount	0
Total Fee Amount	65,441.12
Total Offset Amount	0
Net Fee	$ 65,441.12